UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities and Exchange Act of 1934

(Amendment No.      )

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SWS Group, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SWS GROUP, INC.

Notice of Annual Meeting

and Proxy Statement

October 18, 2006

Dear Stockholder:

This year’s annual stockholders’ meeting will be held in the Grand Ballroom at the Adolphus Hotel, 1321 Commerce Street, Dallas, Texas 75202, at noon, local time, on Thursday, November 30, 2006. Lunch will be served.

The enclosed materials include the notice of annual meeting, the proxy statement describing the business to be transacted at the meeting and a proxy card for you to complete and return to us.

We will be reporting on the company’s activities, and you will have an opportunity to ask questions about our operations. We hope you are planning to attend the annual meeting personally, and we look forward to seeing you. However, it is important that your shares be represented at the annual meeting whether or not you are able to attend in person. Accordingly, please return the enclosed proxy card as soon as possible to ensure your shares are represented. If you do attend the annual meeting, you may, of course, withdraw your proxy if you want to vote in person.

On behalf of our Board of Directors and our management, we would like to thank you for your continued support and confidence.

Sincerely yours,

/s/ Don A. Buchholz	/s/ Donald W. Hultgren
Don A. Buchholz	Donald W. Hultgren
Chairman of the Board	Chief Executive Officer

Enclosure

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 30, 2006

We will hold this year’s annual stockholders’ meeting on Thursday, November 30, 2006, at noon, local time, in the Grand Ballroom at the Adolphus Hotel, 1321 Commerce Street, Dallas, Texas 75202.

At the meeting, we will ask you to consider and vote on the following proposals:

1.	the election of eight directors to serve until the next annual meeting; and

2.	the transaction of such other business as may properly come before the meeting or any adjournment thereof.

If you were a stockholder at the close of business on September 29, 2006, you are entitled to receive notice of, and vote at, the annual meeting and any adjournments thereof.

It is important that your shares be represented at the annual meeting. For that reason, we ask that you promptly sign, date and mail the enclosed proxy card in the return envelope provided. If you attend the annual meeting, you may revoke your proxy and vote in person. To help us prepare properly for your attendance at the annual meeting, we ask that you indicate on your proxy card whether you plan to attend the meeting and luncheon.

By Order of the Board of Directors,

By:	/s/ Allen R. Tubb
Allen R. Tubb
Vice President, General Counsel and Secretary

Dallas, Texas

October 18, 2006

-i-

SWS GROUP, INC.

1201 Elm Street, Suite 3500

Dallas, Texas 75270

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 30, 2006

We are providing this proxy statement and the accompanying notice of annual meeting and proxy card to our stockholders in connection with the solicitation of proxies by our Board of Directors for use at our 2006 Annual Meeting of Stockholders to be held in the Grand Ballroom at the Adolphus Hotel, 1321 Commerce Street, Dallas, Texas 75202, on Thursday, November 30, 2006 at noon, local time, and at any adjournments or postponements thereof.

On or about October 18, 2006, we began mailing the proxy materials to everyone who was a stockholder of record on September 29, 2006. If you received more than one proxy statement, your shares are probably registered differently or are in more than one account. Please vote each proxy card that you received.

At the annual meeting, our stockholders will be asked to consider and vote on the following:

•	the election of eight directors to serve until the next annual meeting; and

•	the transaction of such other business as may properly come before the meeting or any adjournment thereof.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date and Voting Securities

All stockholders of record at the close of business on September 29, 2006 are entitled to vote on matters presented at the annual meeting or any adjournment thereof. At the close of business on September 29, 2006, there were 17,874,760 shares of our common stock issued and outstanding and entitled to vote.

Election of Directors

Votes may be cast in favor of, or withheld from, a director nominee. Votes that are withheld from any director nominee will be counted in determining whether a quorum has been reached but will not affect the outcome of the vote.

Assuming a quorum is present, nominees must receive the affirmative vote of a plurality of the votes cast in order to be elected to our Board. A plurality means receiving more votes than any opposing candidate regardless of whether that is a majority of the votes cast.

In the election of directors, stockholders are not entitled to cumulate their votes or to vote for a greater number of persons than the number of nominees named in this proxy statement.

Other Matters

Assuming a quorum is present, the approval of other matters that may properly come before the annual meeting will be determined by the affirmative vote of a majority of our common stock represented at the annual meeting and entitled to vote.

Stockholder Voting

In addition to voting at the annual meeting, you may mark your selections on the enclosed proxy card, date and sign the card and return the card in the enclosed envelope. We encourage you to complete and submit the proxy card even if you plan to attend the annual meeting in person.

Please understand that voting by means of the proxy card has the effect of appointing Don A. Buchholz, our Chairman, and Donald W. Hultgren, our Chief Executive Officer, or either of them, as your proxies. They are required to vote on the proposals described in this proxy statement exactly as you have instructed them to vote. If you sign your proxy card, but do not specify how you want your shares to be voted, they will be voted as the Board recommends. However, if any other matter requiring a stockholder vote is properly raised at the meeting, then Messrs. Buchholz or Hultgren will be authorized to use their discretion to vote such issues on your behalf.

Abstentions

Any stockholder who is present at the annual meeting, either in person or by proxy, who abstains from voting, will still be counted for purposes of determining whether a quorum exists. An abstention will have the effect of a vote against any matter requiring the affirmative vote of a majority of the shares entitled to vote at the annual meeting. An abstention will not be counted as an affirmative or negative vote in the election of directors.

Broker “Non-Votes”

If your shares are held in a brokerage account and you do not vote, your brokerage firm could:

•	vote your shares, if permitted by applicable rules; or

•	leave your shares unvoted.

Under applicable rules, brokers who hold shares in street name have the authority to vote on routine matters, such as the election of directors, as recommended by the Board, if they do not receive contrary voting instructions from the beneficial owners. However, brokers do not have the authority to vote on non-routine matters requiring approval of a majority of the shares present and entitled to vote unless they have received voting instructions from the beneficial owner.

Such broker non-votes are considered present for purposes of determining the existence of a quorum, but will not be counted in determining the number of votes cast for a proposal. Therefore, broker non-votes will not impact the outcome of the vote on any proposal.

Revocability of Proxies

You may revoke your proxy at any time before the annual meeting for any reason. To revoke your proxy before the meeting, write to our Corporate Secretary at SWS Group, Inc., 1201 Elm Street, Suite 3500, Dallas, Texas 75270. You may also come to the annual meeting and change your vote in writing. Merely attending the annual meeting does not revoke your proxy.

Expenses

This proxy solicitation is made by the Board of Directors on behalf of the Company. We will bear all expenses in connection with this solicitation, including the cost of preparing, printing and mailing proxy materials. Proxies may be solicited by directors, officers and other employees, by telephone or otherwise, without additional compensation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of our common stock and will reimburse those brokerage firms, nominees, custodians and fiduciaries and our transfer agent for their reasonable out-of-pocket expenses in forwarding such materials.

OUR COMPANY

We are a full-service securities and banking firm delivering a broad range of investment, commercial banking and related financial services to our clients, which include individual, corporate and institutional investors, broker/dealers, governmental entities and financial intermediaries. We are a Delaware corporation and were incorporated in 1972. Our principal executive offices are located at 1201 Elm Street, Suite 3500, Dallas, Texas 75270. Our telephone number is (214) 859-1800 and our company website is www.swsgroupinc.com.

PROPOSAL ONE

ELECTION OF DIRECTORS

We will vote on the election of eight members of our Board of Directors at the annual meeting. Unless otherwise instructed, the proxy holders will vote their proxies for the eight nominees named below. Each person will serve as a director until the next annual meeting.

Each of the persons nominated for election to the Board is a current member of the Board and has agreed to stand for re-election. To our knowledge, each of the nominees intends to serve the entire term for which election is sought. At this time, we do not anticipate that any nominee will be unable or unwilling to serve as a director.

Nominees For Director

Our Board of Directors has nominated the persons listed below for election to the Board. There are no arrangements or understandings between any nominee and any other person pursuant to which any nominee was selected.

Don A. Buchholz (age 77)1

Mr. Buchholz is one of our founders. He has served as a director and as Chairman of the Board since August 1991; Chief Executive Officer from December 2001 to August 2002 and from 1984 to July 1994; President from 1984 to August 1991; and Chairman of the Board of Southwest Securities, Inc., our principal subsidiary (“Southwest Securities”), from August 1993 to May 1996. Mr. Buchholz has been associated with Southwest Securities in various executive capacities since its inception in 1972. Mr. Buchholz currently serves on the Board of Directors of U.S. Home Systems, Inc., a home remodeling and specialty home improvement company. He is a past director of the Securities Industry Association (“SIA”), a past Chairman of the Executive Committee of the South Central District of the SIA, a past member of the Boards of Governors of the New York Stock Exchange (the “NYSE”) and the National Association of Securities Dealers, and a past President and director of the Texas Stock and Bond Dealers Association.

Donald W. Hultgren (age 49)1

Mr. Hultgren was elected director and Chief Executive Officer in August 2002. He served as Executive Vice President and Director of Capital Markets from March 2000 to August 2002. From 1989 to 2000, Mr. Hultgren was employed by Raymond James & Associates in various capacities, including Managing Director in the Healthcare sector of Corporate Finance and Director of Research. He is a member of the Association of Investment Management and Research and a member of the Advisory Committee for the University of Texas MBA Investment Fund. He serves as Chairman of the Board for the American Heart Association, Dallas, Texas Division, and is on the association’s Executive Committee. He also serves on the Strategic Advisory Board of the Dallas Society of Financial Analysts.

Brodie L. Cobb (age 45)3

Mr. Cobb has served as a director since 1999. He is the founder and Managing Director of San Francisco based Presidio Financial Partners, LLC, a specialty investment bank focusing on mergers and acquisitions, private financings and wealth management, where he has served from 1997 to present. Mr. Cobb’s previous experience includes serving as a Vice President at Montgomery Securities from 1995 to 1997 and as an Associate at Credit Suisse First Boston LLC from 1992 to 1995.

Larry A. Jobe (age 66)2, 3

Mr. Jobe has served on our Board since July 2005. Mr. Jobe, a certified public accountant, is founder and Chairman of the Board of Legal Network Ltd. and founder and President of P1 Resources, L.L.C., both Dallas, Texas based companies. In 1993, Mr. Jobe founded Legal Network, Ltd., a company that provides litigation support, temporary support staff and contract attorneys to law firms and corporate legal departments. In 1994, he founded P1 Resources, L.L.C., which provides engineering and light industrial staffing services to the construction industry. Mr. Jobe was affiliated with Grant Thornton LLP from 1973 to 1991, serving as Managing Partner of the Dallas office from 1973 to 1986 and as Regional Managing Partner of the Southwest Region from 1983 to 1991. From

1969 to 1972, Mr. Jobe served as the United States Assistant Secretary of Commerce for Administration. Mr. Jobe currently serves as Chairman of the Board of Directors of Independent Bank of Texas and as a member of the Board of Directors of U.S. Home Systems, Inc. and Mannatech Incorporated, a global wellness solutions company. He is also Chairman of the Board of Dallas Seminary Foundation and the University of North Texas Foundation. He also serves as Chairman of the Finance Committee and Past Chairman of the Board of Trustees of the Dallas Theological Seminary.

Dr. R. Jan LeCroy (age 75)2, 4

Dr. LeCroy has served as a director since 1997. He is the past President of the Dallas Citizens Council, a non-profit organization whose members are the chief executive officers of the 250 largest corporations in the Dallas metropolitan area and whose mission is to improve the quality of life and economic viability of the community. Dr. LeCroy has over twenty years experience in various leadership assignments in the community college field, including seven years as Chancellor of the Dallas County Community College District. In 1995, he was appointed by Texas Governor George W. Bush as one of six commissioners on the Education Commission of the States, which advocates national education policy for kindergarten through graduate school.

Frederick R. Meyer (age 78)2, 3, 4

Mr. Meyer has served as a director since 1991. Mr. Meyer was Chairman of the Board of Aladdin Industries from 1985 to 2004. He also formerly held the position of President and Chief Executive Officer of Aladdin Industries LLC from 1987 to 1994 and again from 1995 to 2004. Mr. Meyer was also President and Chief Operating Officer of Tyler Corporation, a diversified manufacturing corporation, from 1983 to 1986. He currently serves on the board of Palm Harbor Homes, Inc., a manufactured home builder, and Westwood Holdings Group, Inc., an asset management company.

Dr. Mike Moses (age 54)4

Dr. Moses has served as director since March 2006. Dr. Moses is currently the Vice Chairman of the Board for Higher Ed Holdings, LLC, which develops education programs for teachers and administrators and is focused on improving teacher training and redesigning high schools throughout the nation. Dr. Moses has been with Higher Ed Holdings, LLC since October 2004. Prior to joining Higher Ed Holdings, LLC, Dr. Moses served as the general superintendent of the Dallas Independent School District from January 2001 to August 2004. From 1995 to 1999, Dr. Moses served as Texas Commissioner of Education, appointed twice by then Governor George W. Bush. In 1999, he joined the Texas Tech University System as Deputy Chancellor where he served until December 2000. Since September 2004, Dr. Moses has served on the Board of Directors of Trammell Crow Company, a Dallas based commercial real estate service company.

Jon L. Mosle, Jr. (age 77)2, 4

Mr. Mosle has served as a director since 1991. When Mr. Mosle retired, he was the Director of Private Capital Management for Ameritrust Texas Corporation from 1984 to 1992. From 1954 to 1984, he was affiliated with Rotan Mosle, Inc., a regional NYSE member firm which was acquired by PaineWebber Incorporated in 1983. Mr. Mosle’s experience at Rotan Mosle, Inc. included supervisory responsibility for the over-the-counter trading and municipal departments as well as participation in corporate finance activities. He served as Branch Manager, Regional Manager, Vice Chairman of the Board and as a member of Rotan Mosle, Inc.’s Operating Committee. He currently serves on the board of Westwood Holdings Group, Inc.

[1]	Executive Committee

[2]	Audit Committee

[3]	Compensation Committee

[4]	Nominating/Corporate Governance Committee

Recommendation of the Board

The Board recommends that you vote “FOR” the election of each of the nominees listed above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have not engaged in any transactions with our directors or executive officers, except as follows: During the 2006 fiscal year, Frederick H. Benners, Jr., the brother of William D. Felder, our President and the President and Chief Executive Officer of Southwest Securities, was employed by us as the manager of equity trading and execution operations, which includes floor operations on multiple exchanges, OTC agency trading, proprietary trading and portfolio trading. Mr. Benners was paid an aggregate salary, commission and bonus of $6,375,000 for his services during the 2006 fiscal year. This compensation was primarily composed of performance based commission and bonus. As of September 22, 2006, Mr. Benners owned 9,029 shares of our common stock. We are of the opinion that Mr. Benners’ employment is in the best interest of the Company.

To the extent permitted by the Sarbanes-Oxley Act of 2002, directors and executive officers of the Company and their associates, including family members, from time to time may be or may have been indebted to the Company or its subsidiaries under lending arrangements offered by those companies to the public. For example, such persons may be or may have been indebted to Southwest Securities, Inc. or Southwest Securities, FSB, as customers, in connection with margin account loans, revolving lines of credit and other extensions of credit. Such indebtedness is i) made in the ordinary course of business; (ii) is made substantially on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated third parties who are not employees of the Company; and (iii) the indebtedness does not involve a more than normal risk of collectability or present other unfavorable features.

Please refer to the section of this proxy statement titled “Corporate Governance – Director Independence and Related Matters” for information regarding certain relationships between our directors and the Company.

STOCK OWNERSHIP OF PRINCIPAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of our common stock as of September 22, 2006, by each person who is known to us to own beneficially more than 5% of our common stock, each of our directors and named executive officers, and all directors and executive officers as a group.

	Shares Beneficially Owned [1,2]
Name	Number	Percent
Brodie L. Cobb[3]
3530 Washington Street, San Francisco, CA 94118	774,801	4.33%
Cobb Partners[4]
1201 Elm Street, Suite 3500, Dallas, TX 75270	708,389	3.96%
Don A. Buchholz[5]
1201 Elm Street, Suite 3500, Dallas, TX 75270	666,701	3.73%
Union Hill Holdings, Ltd.[6]
1201 Elm Street, Suite 3500, Dallas, TX 75270	550,000	3.08%
William D. Felder[7]	149,543	*
Donald W. Hultgren[8]	110,035	*
Frederick R. Meyer	91,651	*
Richard H. Litton[9]	84,489	*
Kenneth R. Hanks[10]	77,305	*
Richard J. Driscoll[11]	59,822	*
Jon L. Mosle, Jr.[12]	24,996	*
R. Jan LeCroy[12]	5,515	*
Larry A. Jobe	3,601	*
Mike Moses	1,000	*
All directors and executive officers as a group (18 persons)[13]	3,536,717	19.46%

*	Denotes less than 1% ownership.

[1]	The rules of the SEC provide that, for purposes of this proxy statement, a person is considered the “beneficial owner” of shares with respect to which the person, directly or indirectly, has or shares voting or investment power, irrespective of his economic interest in the shares. Unless otherwise noted, each person identified possesses sole voting and investment power over the shares listed, subject to community property laws.

[2]	Based on 17,875,110 shares outstanding on September 22, 2006. Shares of common stock subject to stock options that are exercisable within sixty days of September 22, 2006 are deemed beneficially owned by the person holding such options and deemed outstanding for purposes of calculating the percentage of ownership of such person, but are not treated as outstanding for purposes of computing the percentage ownership of any other person.

[3]	Includes 708,389 shares held by Cobb Partners and 59,139 shares held by BC Ten Year 2004 GRAT. Also includes 4,458 shares of common stock issuable upon exercise of stock options.

[4]	Cobb Partners is a limited partnership, the partners of which are Brodie L. Cobb and certain members of his family. Brodie L. Cobb is the managing partner of the partnership and has sole voting and investment power with regard to the shares owned by the partnership.

[5]	Includes 550,000 shares owned by Union Hill Holdings, Ltd. Excludes 103,754 shares held by Union Hill Investments, which is a general partnership, the partners of which are Don A. Buchholz, his wife, adult son and adult daughter. Pursuant to the terms of the partnership agreement governing Union Hill Investments, Don A. Buchholz’s adult son has voting power and investment power with regard to the shares owned by the partnership. The partnership agreement also provides that any partner may withdraw from the partnership upon thirty days notice and, unless the partnership is liquidated, that partner will receive the value of his or her capital account. Don A. Buchholz and his wife own one-third of Union Hill Investments.

[6]	Union Hill Holdings, Ltd., is a limited partnership, the partners of which are Don A. Buchholz and his wife, his adult son and adult daughter and the Buchholz family trusts. Pursuant to the terms of the partnership agreement governing Union Hill Holdings, Ltd., Union Hill Management Company, LLC is general partner and owns 1% of Union Hill Holdings, Ltd. Don A. Buchholz and his wife own 100% of Union Hill Management Company, LLC and have sole voting and investment power. The partnership agreement further provides that any partner may withdraw from the partnership only upon unanimous agreement of all the partners. Excludes shares directly held by individual partners.

[7]	Includes 40,974 shares of common stock issuable upon exercise of stock options. Excludes 86,000 shares of common stock as to which William D. Felder shares voting and investment power as a co-trustee and as to which Mr. Felder disclaims beneficial ownership.

[8]	Includes 27,839 shares of common stock issuable upon exercise of stock options.

[9]	Includes 30,819 shares of common stock issuable upon exercise of stock options.

[10]	Includes 49,384 shares of common stock issuable upon exercise of stock options.

[11]	Includes 19,864 shares of common stock issuable upon exercise of stock options.

[12]	Includes 2,000 shares of common stock issuable upon exercise of stock options.

[13]	Includes the information in the notes above. In addition, includes 33,771 shares of common stock owned by other executive officers not listed in the above table because such executive officers are not “named” executive officers and 125,959 shares of common stock issuable upon exercise of stock options held by such executive officers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (“the “Exchange Act”) and regulations of the Securities and Exchange Commission (the “SEC”) require our executive officers and directors and persons who own more than 10% of our common stock to file initial reports of ownership and reports covering any changes in beneficial ownership with the SEC and the NYSE. SEC regulations require executive officers, directors and persons owning more than 10% of our common stock to furnish us with all such reports they file.

Based solely on our review of the copies of such reports we have received and written representations that no other reports were required for such persons, we believe that all filing requirements applicable to our executive officers, directors and persons owning more than 10% of our common stock were complied with, except as follows:

Brodie L. Cobb, director of the Company, as trustee of the BC Ten Year 2004 GRAT and the BC Fifteen Year 2004 GRAT, reported acquisitions of our common stock held in the two trusts that occurred on May 21, 2004 and sales of our common stock held in the trusts that occurred on December 14, 2004, December 15, 2004, December 16, 2004, December 21, 2004, December 22, 2004, December 27, 2004 and January 27, 2006 on a Form 4 filing with the SEC on April 5, 2006.

EXECUTIVE COMPENSATION

Annual and Long-Term Compensation

The following table sets forth information concerning compensation paid to our named executive officers during each of the last three fiscal years:

Name and Principal Position	Fiscal Year ended the last Friday of June	Annual Compensation				Long-Term Compensation Awards			All Other Compensation ($)[3]
		Salary ($)		Bonus ($)[1]		Restricted Stock Awards ($)[2]		Securities Underlying Options (#)
Donald W. Hultgren Chief Executive Officer	2006 2005 2004	$ $ $	450,000 450,000 450,000	$ $	337,500 225,000 —	$ $ $	1,112,000 22,506 44,924	— — —	$ $ $	22,800 18,800 21,000
William D. Felder President; President and Chief Executive Officer of Southwest Securities	2006 2005 2004	$ $ $	360,000 360,000 360,000	$ $ $	440,069 286,000 309,600	$ $ $	54,013 18,005 24,969	— — —	$ $ $	23,400 23,400 20,800
Kenneth R. Hanks Executive Vice President, Chief Financial Officer and Treasurer	2006 2005 2004	$ $ $	360,000 360,000 360,000	$ $ $	270,000 180,000 36,000	$ $ $	54,013 18,005 24,969	— — —	$ $ $	31,232 23,600 19,300
Richard J. Driscoll Executive Vice President	2006 2005 2004	$ $ $	225,000 225,000 225,000	$ $ $	360,984 175,000 175,100	$ $ $	34,766 11,246 12,485	— — —	$ $ $	28,840 23,500 24,800
Richard Litton Executive Vice President	2006 2005 2004	$ $ $	225,000 225,000 206,300	$ $ $	464,726 370,600 208,300	$ $	33,766 10,318 —	— — —	$ $ $	22,400 21,400 20,900

[1]	Prior to the beginning of each fiscal year, the Compensation Committee establishes performance goals for the fiscal year. If awarded, bonuses are paid early in the following year.

[2]	On August 25, 2005, Messrs. Felder, Hanks, Driscoll and Litton were granted restricted stock awards of 2,162 shares, 2,162 shares, 1,815 shares and 1,815 shares, respectively. These shares vest in 33% annual increments, commencing August 25, 2006. The amounts shown represent the dollar value of our common stock on the date of grant of the restricted stock award, based on the closing price of our common stock ($16.65) on August 25, 2005. On August 25, 2005 and November 29, 2005, Mr. Hultgren was granted restricted stock awards of 2,162 shares and 50,000 shares, respectively. These shares vest in 33% and 20% annual increments, respectively, commencing August 25, 2006 and November 29, 2006, respectively. The amount shown represenst the dollar value of our common stock on the date of grant of the restricted stock awards based on the closing price of our common stock ($16.65) on August 25, 2005 and ($20.89) on November 29, 2005. As of June 30, 2006, the aggregate number of shares of restricted stock held by our named executive officers, and the dollar value of such shares based on the closing price of our common stock ($24.12) on June 30, 2006, was as follows: Mr. Hultgren – 55,875 shares ($1,347,705); Mr. Felder – 4,520 shares ($109,022); Mr. Hanks – 4,520 shares ($109,022); Mr. Driscoll – 2,774 shares ($66,909) and Mr. Litton – 2,524 shares ($60,879). Dividends, if any, are paid to Messrs. Hultgren, Felder, Hanks, Driscoll and Litton during the restricted period on all restricted shares held by them.

[3]	This amount represents employee and employer matching contributions under our Profit Sharing/401(k) Plan. For fiscal 2006, employer matching contributions were approximately $8,800, $8,400, $8,232, $8,400 and $8,400 for each of Messrs. Hultgren, Felder, Hanks, Driscoll and Litton, respectively.

Stock Options

The following table sets forth information concerning options exercised during fiscal 2006 by each of our named executive officers. The table also includes information regarding unexercised options held by such persons as of June 30, 2006, the last day of the 2006 fiscal year.

Aggregated Option Exercises in the Last Fiscal Year

and Fiscal Year End Option Values

	Option Exercises During Fiscal 2006		Number of Securities Underlying Unexercised Options at June 30, 2006 (#)		Value of Unexercised In-the-Money Options at June 30, 2006 [1] ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Donald W. Hultgren	—	$—	27,839	—	$367,119	$—
William D. Felder	—	$—	49,474	—	$654,647	$—
Kenneth R. Hanks	—	$—	49,384	—	$650,661	$—
Richard J. Driscoll	—	$—	19,864	—	$229,140	$—
Richard H. Litton	6,871	$94,484	30,819	—	$391,054	$—

[1]	Based on market price of $24.12, which was the closing price of our common stock on June 30, 2006.

Compensation of Non-Employee Directors

Members of the Board who are non-employee directors, other than the Chairman of the Board, receive an annual retainer of $17,000 paid on a quarterly basis, $1,000 for attendance at each regular quarterly Board meeting and $500 for attendance at each special Board meeting and committee meeting. Committee chairmen receive $750 per committee meeting. The Chairman of the Board receives an annual retainer of $141,000 paid on a biweekly basis and, in fiscal 2006, he received other compensation aggregating approximately $15,000, which included the use of a car and club membership dues. We also reimburse directors for expenses relating to attendance at meetings.

On August 25, 2005, we awarded each of Messrs. Cobb, Jobe, LeCroy, Meyer and Mosle 601 shares of restricted stock under the SWS Group, Inc. 2003 Restricted Stock Plan (the “Restricted Stock Plan”). The restricted shares vest over a one-year period.

EQUITY COMPENSATION PLAN INFORMATION

Stock Option Plans

We have two stock option plans: the SWS Group, Inc. Stock Option Plan (the “1996 Plan”), and the SWS Group, Inc. 1997 Stock Option Plan (the “1997 Plan”). The 1996 Plan reserves shares of our common stock for issuance to our eligible employees, as well as to non-employee members of the Board of Directors. The 1997 Plan reserves shares of our common stock for eligible employees and potential employees. Officers and directors are not eligible to receive options under the 1997 Plan. Options granted under the 1996 and 1997 Plans have a maximum ten year term. However, options granted to non-employee directors under the 1996 Plan have a five year term.

The Compensation Committee of the Board of Directors oversees the grant of awards under our stock option plans. All grants are approved by the Board of Directors. All grants are priced as of the date of grant or on the date approved and recommended by the Board of Directors or the Compensation Committee.

On June 7, 2005, the Compensation Committee of SWS Group’s Board of Directors recommended amending the 1996 and 1997 Plans to allow for accelerated vesting of 100% of all unvested options. The Board of Directors approved the recommendation effective June 7, 2005. On this date there were 588,301 unvested shares with exercise prices ranging from $12.78 to $20.84. SWS Group recognized $117,700 of incremental compensation expense in the period for the estimated number of employees and non-employee directors who would have forfeited their unvested options without the acceleration (5,149 shares were considered “out-of-the-money” upon acceleration based on the stock price on the measurement date of $17.54).

The 1996 Plan expired on February 1, 2006. All options outstanding under the 1996 Plan may still be exercised until their contracted expiration date occurs. The 1997 Plan authorizes the issuance of 257,706 shares, and as of June 30, 2006, 169,112 shares are still available.

2005 Deferred Compensation Plan

The 2005 Deferred Compensation Plan (the “2005 Plan”) replaced the 1999 Deferred Compensation Plan (the “1999 Plan”), which was implemented for eligible officers and employees to defer a portion of their bonus compensation and commissions. On November 10, 2004, the shareholders of SWS Group approved the 2005 Plan, the effective date of which was January 1, 2005. No future deferrals may be made pursuant to the 1999 Plan after January 1, 2005. However, any amounts previously deferred will be paid in accordance with the terms of the 1999 Plan. The 2005 Plan was designed to comply with the American Jobs Creation Act of 2004, passed October 11, 2004, while continuing to allow eligible officers and employees to defer a portion of certain compensation. Contributions to the 2005 Plan, and previously the 1999 Plan, consist of employee pre-tax contributions and SWS Group’s matching contributions in the form of our common stock, up to a specified limit. The 2005 Plan limits the number of shares that may be issued to 250,000 shares.

The assets of the 2005 Plan include investments in SWS Group, Westwood Holdings Group, Inc. (“Westwood”), and company owned life insurance (“COLI”). As of December 31, 2004, all investments in the 1999 Plan were dissolved, except for the investments in SWS Group and Westwood stock. Proceeds from the liquidation were invested in COLI.

The trustee of the 2005 Plan is Wilmington Trust Company. At June 30, 2006, the number of shares available for future issuance under the plan was 179,573.

Restricted Stock Plan

On November 12, 2003, the stockholders of SWS Group approved the adoption of the SWS Group, Inc. 2003 Restricted Stock Plan (“Restricted Stock Plan”). The Restricted Stock Plan allows awards of up to 500,000 shares of SWS common stock to SWS Group’s directors, officers and employees. No more than 200,000 of the authorized shares may be newly issued shares of common stock. The Restricted Stock Plan terminates on August 21, 2013. The vesting period is determined on an individualized basis by the Compensation Committee of the Board of Directors. In general, restricted stock granted to employees under the Restricted Stock Plan is fully vested after three years, and restricted stock granted to non-employee directors vests on the one year anniversary of the date of grant. At June 30, 2006, the total number of shares outstanding was 165,882 and the total number of securities available for future grants was 279,523.

The following table sets forth certain information concerning all equity compensation plans approved by our stockholders and all equity compensation plans not approved by our stockholders as of June 30, 2006.

EQUITY COMPENSATION PLAN INFORMATION AS OF JUNE 30, 2006

Plan category	Number of securities to be issued upon exercise of outstanding options and rights		Weighted-average exercise price of outstanding options		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by stockholders	1,031,483	(1)	$19.41	(2)	459,096	(3)
Equity compensation plans not approved by stockholders	37,310	(4)	$18.65		169,112	(4)

	1,068,793		$19.39		628,208

[1]	Amount represents 961,056 shares issuable upon the exercise of options granted under the 1996 Plan and 70,427 stock units credited to participants’ accounts under the 2005 Plan (see descriptions above). The stock units credited to the participants’ accounts under the 2005 Plan are not included in the weighted average exercise price calculation.

[2]	Calculation of weighted-average exercise price does not include stock units credited to participants’ accounts under the 2005 Plan.

[3]	Amount represents 179,573 shares available for future issuance under the 2005 Plan and 279,523 shares available for future issuance under the Restricted Stock Plan. The 1996 Plan expired on February 1, 2006 and no additional options will be granted. All options outstanding under the 1996 Plan may still be exercised until their contracted expiration date occurs.

[4]	Amounts represent share information with respect to the 1997 Plan.

CORPORATE GOVERNANCE

General

The Board has long been committed to sound and effective corporate governance practices. We manage our business under the direction of our Board of Directors. The Board meets at least quarterly during the year to review significant developments and to act on matters requiring Board approval. The Board held four regularly scheduled meetings during fiscal 2006. During the period each director served, each director attended at least 75% of the aggregate of the Board and committee meetings in fiscal 2006.

The Board has a practice of separating the offices of Chairman and Chief Executive Officer to ensure the Chairman is fully independent of management, although the offices were again united during a brief period in 2002 while we reorganized our executive structure. We also formed a Nominating/Corporate Governance Committee in fiscal 2002 to consider and recommend candidates for Board vacancies, actively recruit qualified candidates, review and make recommendations regarding committee assignments and committee structure, and assist the Board in developing and implementing corporate governance practices and policies.

The Board has adopted a comprehensive set of Corporate Governance Guidelines which address a number of important governance issues, including director independence, as well as matters such as criteria for Board membership, expectations regarding attendance and participation at meetings, committee responsibilities, management succession planning, and annual Board self-evaluation. We have published these guidelines on the Corporate Governance page of our website, which can be accessed at www.swsgroupinc.com. In addition, a copy of our guidelines may be obtained free of charge upon written request to our Corporate Secretary at SWS Group, Inc., 1201 Elm Street, Suite 3500, Dallas, Texas 75270.

The Board has adopted a formal set of disclosure controls and procedures and established a disclosure committee comprised of executive management and other key employees. The disclosure controls and procedures create a framework by which we can be assured that all information required to be disclosed in our public filings with the SEC is disclosed in a timely and accurate manner.

Director Independence and Related Matters

The Board is comprised of a majority of directors who qualify as “independent,” as defined in the NYSE’s listing standards. In determining independence, the Board affirmatively determines on an annual basis whether any director has a “material relationship” with the company that would impair the director’s independence from management. When assessing the “materiality” of a director’s relationship with the company, the Board considers all relevant facts and circumstances, not merely from the director’s standpoint, but from that of the persons or organizations with which the director has an affiliation. In connection with this year’s assessment of director independence, the Board discussed and considered the following relationships:

•	R. Jan LeCroy maintains a revolving line of credit in the principal amount of $100,000 with Southwest Securities, FSB (the “Bank”), a wholly owned subsidiary of the Company. As of June 30, 2006, no amounts were outstanding on this line of credit. The line bears interest at the rate of 8.25%. Because the loan (i) was made in the ordinary course of business; (ii) was made on terms that are no more favorable than those offered by the Bank to the general public for such extensions of credit; and (iii) did not involve more than the normal risk of collectability or present other unfavorable features, the Board has determined that Mr. LeCroy’s relationship with the Bank does not impair his independence.

The Board has affirmatively determined that the following members of the Board of Directors are “independent,” as defined in the NYSE’s listing standards and the rules of the SEC, and that no material relationship exists between the Company and each listed director outside their service as a member of the Board of Directors: Brodie L. Cobb, Larry A. Jobe, R. Jan LeCroy, Frederick R. Meyer, Mike Moses and Jon L. Mosle, Jr.

The non-management directors of the Board meet in executive session during each of the Board’s regularly scheduled meetings without any management directors and any other members of management who may otherwise be present at the Board meeting. One director presides at our regularly scheduled executive sessions of our non-management directors. Our non-management directors rotate the presiding position among the chairs of our Compensation, Audit and Nominating/Corporate Governance Committees.

Committees of the Board of Directors

Management closely reviews internally and with the Board the provisions of the Sarbanes-Oxley Act of 2002, the related rules of the SEC and the listing standards of the NYSE regarding corporate governance policies and procedures. The Board has implemented formal charters setting forth the powers and responsibilities of each of the Audit, Compensation and Nominating/Corporate Governance Committees. All three charters may be accessed on the Corporate Governance page of our website at www.swsgroupinc.com. In addition, a copy of each charter may be obtained free of charge upon written request to our Corporate Secretary at SWS Group, Inc., 1201 Elm Street, Suite 3500, Dallas, Texas 75270.

Executive Committee. The Executive Committee has the authority, between meetings of the Board, to take all actions with respect to the management of our business that require action by the Board, except with respect to certain specified matters that by law must be approved by the entire Board. The Executive Committee, comprised of Messrs. Buchholz and Hultgren, did not meet in fiscal 2006.

Compensation Committee. The Compensation Committee is comprised of three non-employee directors, each of whom is “independent” as defined for compensation committee members in the NYSE’s listing standards. The Compensation Committee determines the salaries of our executive officers, assists in determining the salaries of other personnel, oversees the grant of awards under our stock option and other equity incentive plans and performs other similar functions. The Compensation Committee held five meetings during fiscal 2006 and is comprised of Messrs. Meyer (chairman), Cobb and Jobe. Messrs. Meyer and Cobb attended all five committee meetings during fiscal 2006. Mr. Jobe attended three of the four meetings that occurred after his election to the committee in fiscal 2006.

Audit Committee. The Audit Committee is comprised of four non-employee directors, each of whom is “independent” as defined for audit committee members in the NYSE’s listing standards. The Audit Committee assists the Board in monitoring the integrity of our financial statements, our independent accountant’s qualifications and independence, the performance of our internal audit function and independent accountant, and our compliance with legal and regulatory requirements. The Audit Committee held fourteen meetings during fiscal 2006 and is comprised of Messrs. Mosle (chairman), Jobe, LeCroy and Meyer. Each committee member attended at least thirteen committee meetings during fiscal 2006. Our Board of Directors has determined that Jon L. Mosle, Jr. is an “audit committee financial expert,” as defined by the SEC.

Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee is comprised of three non-employee directors, each of whom is “independent” as defined for nominating/corporate governance committee members in the NYSE’s listing standards. The Nominating/Corporate Governance Committee is responsible for identifying individuals qualified to become members of the Board, recommending to the Board qualified director nominees to be proposed for election at the annual meeting of stockholders, recommending directors to the Board to be appointed to the various committees of the Board, and developing and recommending to the Board effective corporate governance practices and policies. The Nominating/Corporate Governance Committee held four meetings during fiscal 2006 and is comprised of Messrs. Meyer (chairman), LeCroy, Moses and Mosle. Messrs. Meyer, LeCroy and Mosle attended at least three committee meetings during fiscal 2006. Subsequent to Dr. Moses’ election to the committee, no meetings were held in the remainder of fiscal 2006.

The Nominating/Corporate Governance Committee reviews the composition of the Board and whether the addition of directors with particular experiences, skills, or characteristics would make the Board more effective. When a need arises to fill a vacancy or it is determined that a director possessing particular experiences, skills, or characteristics would make the Board more effective, the Nominating/Corporate Governance Committee initiates a search. As a part of the search process, the committee may consult with other directors and members of management, and may hire a search firm to assist in identifying and evaluating potential candidates. The Nominating/Corporate Governance Committee seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. When considering a candidate, the Nominating/Corporate Governance Committee reviews the candidate’s experiences, skills, and characteristics. Specifically, a candidate should have experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated.

The Nominating/Corporate Governance Committee considers nominees recommended by our stockholders. Stockholders wishing to submit a recommendation should send the nominee’s name, business and management experience, and all other relevant information regarding the nominee to the Nominating/Corporate Governance Committee, c/o SWS Group, Inc., Attn: General Counsel, 1201 Elm Street, Suite 3500, Dallas, Texas 75270.

Board Attendance at Annual Meetings

Although we do not have a formal policy that requires Board members to attend the annual meeting of stockholders, all of our directors attended last year’s annual meeting.

Communications with the Board

Stockholders and interested parties may communicate directly with the Board of Directors, including non-management members of the Board of Directors. All communications to the Board should be directed to our Corporate Secretary and should prominently indicate on the outside of the envelope that the communication is intended for a specific member of the Board of Directors or the non-management members of the Board as a group. Each communication intended for the Board and received by the Corporate Secretary will be promptly forwarded to the specified party following its clearance through normal security procedures. The communications will be opened for the purpose of ensuring that matters are handled timely and expeditiously. The address for communications with the Board of Directors is as follows: Corporate Secretary, SWS Group, Inc., P.O. Box 130656, Dallas, Texas 75313-0656.

Code of Business Conduct and Ethics

We have adopted a corporate Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of our directors and employees. The Code of Ethics is intended to promote:

•	honest and ethical conduct;

•	avoidance of conflicts of interest;

•	full, fair, accurate, timely, and understandable disclosure in the reports and documents that we file with, or submit to, the SEC, and in all other public communications made by us;

•	compliance with all governmental laws, rules, and regulations;

•	prompt internal reporting of violations of the Code of Ethics; and

•	accountability for adherence to the Code of Ethics.

The Code of Ethics is a product of our commitment to honesty. You may access the Code of Ethics on the Corporate Governance page of our website at www.swsgroupinc.com. In addition, a copy of the Code of Ethics may be obtained free of charge upon written request to our Corporate Secretary at SWS Group, Inc., 1201 Elm Street, Suite 3500, Dallas, Texas 75270. Any amendments to the Code of Ethics and any waivers that are required to be disclosed by the rules of the SEC and the NYSE will be posted on our corporate website.

COMPENSATION COMMITTEE REPORT

ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board determines our executive compensation. The Compensation Committee is comprised of three non-employee directors, each of whom is “independent” as defined for compensation committee members in the NYSE’s listing standards. Frederick R. Meyer serves as Chairman of the Compensation Committee. The Compensation Committee establishes our general compensation philosophy as well as our specific compensation program on behalf of the Board and determines the compensation of our Chief Executive Officer and other executive officers. Decisions by the Compensation Committee are reviewed and approved by the Board.

The following report is submitted by Messrs. Meyer, Cobb and Jobe in their capacity as members of the fiscal 2006 Compensation Committee and addresses generally our compensation policies for fiscal 2006 and 2007 and how such policies affect executive officers, including our named executive officers. Our officers are collectively referred to in this report as “executive officers.”

Objectives

Our general compensation philosophy, as well as our specific compensation program, is intended to support and reinforce growth in stockholder value. Our executive officer compensation program is designed to both reward and hold officers accountable by considering a combination of company, business unit and individual results. By offering a combination of compensation plans including salary, bonus and long term compensation, we specifically seek to achieve the following objectives:

•	to attract, motivate and retain highly qualified executive officers through a competitive total compensation program;

•	to encourage executive officers to purchase and hold significant amounts of stock; and

•	to ensure that a substantial portion of executive officer compensation is tied to achieving financial and strategic objectives and to the financial results of individual business units.

Elements of Compensation

Salaries. The first component of our executive officer compensation program is cash compensation in the form of base salaries. Base salaries are set to be competitive within the securities industry and our geographic location. The base salary amounts are reviewed annually and adjusted in light of the individual executive’s level of responsibility, performance and economic conditions. As part of our goal to achieve financial and strategic objectives, salaries may also provide a base for an executive’s bonus calculation.

Bonuses. The second component of our executive officer compensation program consists of cash bonuses based on our fiscal year operating results and the individual executive officer’s contribution for the year. Our incentive compensation program is based on our return on equity.

Executive officers who do not control a business unit earn incentive compensation based on the company’s return on equity. Return on equity targets are assigned a scaled percentage to be multiplied by the executive’s base salary. This program creates incentives by linking the overall financial achievements of the company to the achievement of an individual executive’s goals and objectives.

Executives controlling individual business lines earn incentive compensation based on a combination of return on equity and income of the controlled business line(s). Each executive receives a fixed percentage of the pre-tax income generated by their respective business line(s). Additional incentive compensation is awarded based on the assigned scale percentage for the return on equity targets applied to the business line incentive compensation.

This schedule is weighted to provide incentive primarily focused on the success of each individual’s business and secondarily on the health of the company as a whole. Subject to board review, adjustment and approval, any awarded bonuses are paid early in the following fiscal year.

•	2005 Deferred Compensation Plan. Working in tandem with our annual bonus program is our deferred compensation plan, which was adopted by the Board in July 1999 (the “1999 Plan”). In November 2004, the 2005 Deferred Compensation Plan (the “2005 Plan”) was approved, effective January 1, 2005, which replaces the 1999 Plan. This plan was created to increase retention of executive officers and senior management, as well as increase stock ownership among participants in the plan. Under its terms, the 2005 Plan allows participants to defer a certain portion of each bonus and to invest such amounts in various investment alternatives, including our common stock. We match a percentage of the deferrals made by certain participants through matching contributions that vest ratably over four years. The Compensation Committee believes that programs such as the 2005 Plan will further align the executive officers’ long-term financial and strategic interests with those of our stockholders.

Long-Term Incentive Compensation. The third component of our executive officer compensation program is long-term incentive compensation. Long-term incentive compensation is comprised of the following components:

•	Profit Sharing/401(k) Plan. We have a defined contribution Profit Sharing/401(k) Plan to provide certain retirement benefits. This plan covers substantially all of our employees. Amounts contributed to employees are based on gross compensation, subject to IRS limitations. The profit sharing contributions are dependent on our profits and vest over six years. We also provide 401(k) matching contributions of up to 4% of eligible compensation, which vest immediately.

•	Restricted Stock Plan. In November 2003, our stockholders approved the adoption of the SWS Group, Inc. 2003 Restricted Stock Plan (the “Restricted Stock Plan”). All of our directors and employees are eligible to participate in our Restricted Stock Plan. The Compensation Committee has authority to determine any vesting schedule, rights of repurchase, and other terms, conditions and restrictions on the common stock awarded under the Restricted Stock Plan, as set forth in the applicable award agreement entered into with each participant. Such terms may include, but are not limited to, acceleration of vesting or termination of rights to repurchase shares upon events such as death or disability of a participant or termination of a participant’s employment or term of Board service. A participant to whom an award is made will generally have all the rights of a stockholder with respect to such shares, including the right to vote and to receive dividends, except as set forth in the applicable award agreement. Prior to the beginning of each fiscal year, the Compensation Committee establishes performance goals for the fiscal year, which must be satisfied before any awards may be granted under the Restricted Stock Plan. Notwithstanding the non-satisfaction of such performance goals, the Board may, in its discretion, make awards of restricted stock under the Restricted Stock Plan.

•	Stock Option Plans. In general, our stock option grants have a ten-year term and an exercise price equal to the fair market close value per share of common stock on the day prior to the date of the grant. Stock options generally vest ratably over four years. Executive officers were eligible to participate in the 1996 Plan until its expiration on February 1, 2006. All options outstanding under the 1996 Plan may still be exercised until their contracted expiration date occurs. With the adoption of the Restricted Stock Plan in November 2003, the Compensation Committee seeks to incentivize the executive officers primarily through restricted stock awards as opposed to stock option grants.

The Compensation Committee believes that the components of our long-term incentive compensation provide an incentive to achieve our long-term strategic goals by aligning the financial interests of the executive officers with those of our stockholders.

Compensation Committee Interlocks and Insider Participation

During fiscal 2006, none of our executive officers served as a member of the compensation or similar committee or as a member of the board of directors of any other entity of which an executive officer served on our Compensation Committee or our Board of Directors. Please refer to the section of the proxy statement titled “Corporate Governance – Director Independence and Related Matters” for information regarding certain relationships between members of our Compensation Committee and the Company.

Chief Executive Officer’s Compensation

In keeping with the general compensation philosophy outlined above, our Chief Executive Officer’s base salary was established to place emphasis on incentive compensation while remaining competitive with others in our industry.

The Compensation Committee reviewed measures of individual performance to determine the bonus portion of Mr. Hultgren’s annual compensation. Our Chief Executive Officer is subject to the same profit sharing plan as the other executive officers and employees. In determining Mr. Hultgren’s compensation, the Compensation Committee considered his performance, compensation history and other subjective factors in light of our financial results over the last completed fiscal year. The Compensation Committee believes the total compensation package is commensurate with the compensation paid to the chief executive officers of corporations in similar lines of business after adjustment to compensate for differences in the size, business mix and geographic area of the companies reviewed.

Internal Revenue Code Section 162(m) Compliance

Section 162(m) of the Internal Revenue Code of 1986, as amended, limits our ability to deduct the cost of certain annual compensation in excess of $1,000,000 paid to individuals required to be named in the summary compensation table in proxy statements of public companies. This limitation did not result in the loss of any significant portion of the potential tax deduction to us for fiscal 2006. However, the Compensation Committee believes it is important to balance the effectiveness of executive compensation plans with the materiality of potentially reduced tax deductions. Accordingly, the Compensation Committee may authorize payments that may not be fully deductible if the Compensation Committee believes it is in our best interest to do so.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Frederick R. Meyer, Chairman
Brodie L. Cobb
Larry A. Jobe

AUDIT COMMITTEE REPORT

Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee submits the following report:

Our Audit Committee is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is composed of four non-employee directors, each of whom is “independent” as defined for audit committee members in the NYSE’s listing standards. The Audit Committee acts under a written charter adopted and approved by the Board.

Management is responsible for the company’s internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of our internal controls over financial reporting and our consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon.

The responsibilities of the Audit Committee include appointing an independent registered public accounting firm to be engaged as our independent accountants. Additionally, and as appropriate, consulting with our management, our internal audit personnel and the independent accountants, the Audit Committee reviews, evaluates and discusses the following:

•	the plan for, and the independent accountants’ report on, each audit of our financial statements;

•	regulatory matters that may have a material impact on our financial statements and compliance policies; and

•	the appropriateness of our accounting policies, changes in accounting principles and their impact on our financial statements.

In fiscal 2006, the Audit Committee reviewed the formal charter setting forth the powers and responsibilities of the Audit Committee and revised the charter effective August 16, 2006. The revised charter is attached as Appendix A to this Proxy Statement.

Financial Expert

Our Board of Directors has determined that Jon L. Mosle, Jr. is an “audit committee financial expert,” as defined by the SEC.

Review of 2006 Financial Statements

The Audit Committee met with management and the independent accountants to review and discuss the June 30, 2006 consolidated financial statements.

The Audit Committee reviewed and discussed with management, the internal auditors and the independent accountants, Grant Thornton LLP, the reports required by Section 404 of the Sarbanes-Oxley Act of 2002, namely management’s annual report on the Company’s internal control over financial reporting and the independent accountant’s attestation report. Management concluded and the independent accountants agreed that no material weakness existed in internal control over financial reporting at June 30, 2006.

The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended by Statement of Auditing Standards No. 89, “Audit Adjustments,” and No. 90, “Audit Committee Communications.” The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board No. 1, “Independence Discussions with Audit Committees,” and discussed with the independent accountants their firm’s independence.

Based on the Audit Committee’s review and discussions described above, the Audit Committee recommended, and the Board approved, the inclusion of the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended June 30, 2006, filed with the SEC.

Fees Paid to Independent Registered Public Accounting Firm

The following table presents fees for professional audit services performed by Grant Thornton LLP for the audit of our annual consolidated financial statements for the year ended June 30, 2006 and PricewaterhouseCoopers LLP for the audit of our annual consolidated financial statements for the year ended June 24, 2005 and fees billed for other services rendered by Grant Thornton LLP and PricewaterhouseCoopers LLP during those periods.

	Fiscal Year Ended June 30, 2006[5]	Fiscal Year Ended June 24, 2005
Audit Fees[1]	$775,000	$1,186,660
Audit-Related Fees[2]	$61,000	$33,803
Tax Fees[3]	$—	$61,250
All Other Fees[4]	$37,000	$1,599

[1]	Includes annual audit of consolidated financial statements, review of consolidated financial statements included in our Forms 10-Q, annual regulatory audits for our broker/dealer and banking subsidiaries, and Sarbanes-Oxley Section 404 internal control testing.

[2]	The fiscal year ended June 30, 2006 amount includes fees for the audit of our 401(k) plan and $36,000 of out-of-pocket fees incurred by Grant Thornton LLP during their audit of the financial statements. The fiscal year ended June 24, 2005 amount includes fees for the audit of our 401(k) plan and for the review of Form S-8 for the Deferred Compensation Plan.

[3]	Includes fees for tax compliance, tax planning and tax advice.

[4]	Includes fees for computational expertise for the refunding deals originated by our Public Finance Department, from the period of our engagement of Grant Thornton LLP and June 30, 2006, an additional $43,500 was incurred for these fees during fiscal 2006 prior to the engagement of Grant Thornton LLP. For fiscal 2005, the amount noted includes fees for accounting research software.

[5]	In fiscal 2006, we paid an additional $133,000 in audit fees and $49,745 in tax fees to PricewaterhouseCoopers LLP, our predecessor auditors.

Pre-Approval of Independent Accountants Services

Pursuant to the Audit Committee’s charter, the Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the company by its independent accountants, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit.

The Audit Committee may delegate authority to grant pre-approvals of audit and permitted non-audit services to a subcommittee, provided that decisions of such subcommittee to grant pre-approvals are presented to the full Audit Committee at its next scheduled meeting.

All services provided by and all fees paid to PricewaterhouseCoopers LLP and Grant Thornton LLP in fiscal 2006 were either approved by the Audit Committee in accordance with the Audit Committee’s pre-approval policy or approved pursuant to the de minimus exception provided in Section 10A(i)(1)(B) of the Exchange Act.

Consideration of Non-Audit Services Provided by the Independent Accountants

The Audit Committee has considered whether the non-audit services provided by PricewaterhouseCoopers LLP and Grant Thornton LLP are compatible with maintaining the accountants’ independence.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Jon L. Mosle, Jr., Chairman
Larry A. Jobe
R. Jan LeCroy
Frederick R. Meyer

PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return on our common stock for the 60-month period from June 2001 through June 2006, with the cumulative total return of the Dow Jones Wilshire 5000 Index and the Nasdaq Financial Index over the same period. The graph depicts the results of investing $100 in our common stock, the Dow Jones Wilshire 5000 Index and the Nasdaq Financial Index in June 2001, including reinvestment of dividends.

	Cumulative Total Return
	6/01	6/02	6/03	6/04	6/05	6/06
SWS GROUP, INC.	100.00	106.35	140.46	109.17	125.35	187.51
DOW JONES WILSHIRE 5000	100.00	83.38	84.44	102.32	110.90	122.03
NASDAQ FINANCIAL	100.00	105.73	109.46	130.40	144.44	159.13

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Representatives of Grant Thornton LLP, our independent registered public accounting firm, are expected to be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

STOCKHOLDER PROPOSALS

If you would like to submit a proposal for inclusion in the proxy materials to be distributed in connection with our 2007 annual meeting, such proposal must be received by the Company no later than June 21, 2007. To be eligible for inclusion in our 2007 proxy materials, proposals must conform to the requirements set forth in Regulation 14A under the Exchange Act. If you intend to submit a proposal from the floor during next year’s annual meeting that is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, you must provide us with written notice no later than September 4, 2007. If you fail to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2007 annual meeting.

OTHER MATTERS

At the date of this proxy statement, we know of no other matters, other than those described above, that will be presented for consideration at the annual meeting. If any other business should come before the meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of SWS Group, Inc. and our stockholders.

You may obtain a copy of our 2006 Annual Report on Form 10-K, including financial statements and schedules required to be filed with the SEC, without charge, by submitting a written request to:

James R. Bowman, Vice President
SWS Group, Inc.
1201 Elm Street, Suite 3500
Dallas, Texas 75270
214-859-1800

If you would like to receive a copy of the Form 10-K prior to the annual meeting, we should receive your request no later than five business days prior to the annual meeting. Our Annual Report on Form 10-K is also available, free of charge, on the SEC’s website at www.sec.gov.

You are urged to sign and return your proxy promptly in the enclosed envelope to make certain your shares will be represented at the annual meeting.

By Order of the Board of Directors,

/s/ Allen R. Tubb
Allen R. Tubb
Vice President, General Counsel and Secretary

October 18, 2006

Appendix A

SWS GROUP, INC.

Audit Committee Charter

PURPOSE

To assist the Board of Directors in fulfilling its oversight responsibilities for (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Company’s internal audit function and independent auditors. The Audit Committee will also prepare the report that SEC rules require be included in the Company’s annual proxy statement.

AUTHORITY

The Audit Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered and shall receive appropriate funding to:

•	Appoint, compensate, and oversee the work of the public accounting firm employed by the organization to conduct the annual audit. This firm will report directly to the Audit Committee.

•	Resolve any disagreements between management and the auditor regarding financial reporting.

•	Pre-approve all auditing and permitted non-audit services performed by the Company’s external audit firm.

•	Retain independent counsel, accountants, or others to advise the Committee or assist in the conduct of an investigation.

•	Seek any information it requires from employees; all of whom are directed to cooperate with the committee’s requests, or external parties.

•	Meet with Company officers, external auditors, or outside counsel, as necessary.

•	The Committee may delegate authority to subcommittees, including the authority to pre-approve all auditing and permitted non-audit services, providing that such decisions are presented to the full committee at its next scheduled meeting.

COMPOSITION

The Audit Committee will consist of no fewer than three members of the Board of Directors. The members of the Audit Committee and the Committee chairman shall be appointed by the Board on the recommendation of the Nominating/Corporate Governance Committee. Audit Committee members may be replaced by the Board.

Each Committee member will be both independent and financially literate. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the Commission. At least one member shall be designated as the “financial expert,” as defined by applicable legislation and regulation. No Committee member shall simultaneously serve on the audit committees of more than two other public companies.

MEETINGS

The Committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. All Committee members are expected to attend each meeting, in person or via telephone or video-conference. The Committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will meet separately, periodically, with management, with internal auditors and with external auditors. It will also meet periodically in executive session. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.

RESPONSIBILITIES

The Committee will carry out the following responsibilities:

Financial Statements

•	Review significant accounting and reporting issues and understand their impact on the financial statements. These issues include:

•	Complex or unusual transactions and highly judgmental areas

•	Major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles

•	The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the company

•	Alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and the ramifications of the use of such alternative disclosures and treatments

•	Review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements

•	Review with management and the external auditors the results of the audit, including any difficulties encountered. This review will include any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management.

•	Discuss the annual audited financial statements and quarterly financial statements with management and the external auditors, including the company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

•	Review disclosures made by CEO and CFO during the Forms 10-K and 10-Q certification process about significant deficiencies in the design or operation of internal

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controls or any fraud that involves management or other employees who have a significant role in the Company’s internal controls.

•	Discuss earnings press releases (particularly use of “pro forma,” or “adjusted” non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies. This review may be general (i.e., the types of information to be disclosed and the type of presentations to be made). The Audit Committee does not need to discuss each release in advance.

Internal Control

•	Consider the effectiveness of the Company’s internal control system, including information technology security and control.

•	Understand the scope of internal and external auditors’ review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses.

Internal Audit

•	Review with management and the chief audit executive the charter, plans, activities, staffing, and organizational structure of the internal audit function.

•	Ensure there are no unjustified restrictions or limitations, and review and concur in the appointment, replacement, or dismissal of the chief audit executive.

•	Review the effectiveness of the internal audit function, including compliance with The Institute of Internal Auditors’ Standards for the Professional Practice of Internal Auditing.

•	On a regular basis, meet separately with the chief audit executive to discuss any matters that the Committee or internal audit believes should be discussed privately.

•	The Committee is authorized and encouraged to maintain direct access to internal audit. The chief audit executive is authorized and encouraged to maintain direct access to the Committee.

External Audit

•	Review the external auditors’ proposed audit scope and approach, including coordination of audit effort with internal audit.

•	Review the performance of the external auditors, and exercise final approval on the appointment or discharge of the auditors. In performing this review, the Committee will

•	At least annually, obtain and review a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the Company

•	Take into account the opinions of management and internal audit

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•	Review and evaluate the lead partner of the independent auditor

•	Present its conclusions with respect to the external auditor to the Board

•	Ensure the rotation of the lead audit partner every five years and other audit partners every seven years, and consider whether there should be regular rotation of the audit firm itself.

•	Present its conclusions with respect to the independent auditor to the full Board

•	Set clear hiring policies for employees or former employees of the independent auditors

•	On a regular basis, meet separately with the external auditors to discuss any matters, including the risk of fraud, that the Committee or auditors believe should be discussed privately.

Compliance

•	Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company and its subsidiary and affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

•	Establish procedures for: (i) the receipt, retention, and treatment of complaints received by the listed issuer regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the listed issuer of concerns regarding questionable accounting or auditing matters.

•	Review the findings of any examinations by regulatory agencies, and any auditor observations.

•	Review the process for communicating the Code of Business Conduct and Ethics to Company personnel, and for monitoring compliance therewith.

•	Obtain regular updates from management and Company legal counsel regarding compliance matters.

Reporting Responsibilities

•	Regularly report to the Board of Directors about Committee activities and issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, and the performance of the internal audit function.

•	Provide an open avenue of communication between internal audit, the external auditors, and the Board of Directors.

•	Report annually to the shareholders, describing the Committee’s composition, responsibilities and how they were discharged, and any other information required by rule, including approval of non-audit services.

•	Review any other reports the Company issues that relate to committee responsibilities.

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Other Responsibilities

•	Discuss with management the Company’s major risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies

•	Perform other activities related to this charter as requested by the Board of Directors

•	Institute and oversee special investigations as needed

•	Review and assess the adequacy of the Committee charter annually, requesting Board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation

•	Confirm annually that all responsibilities outlined in this charter have been carried out

•	Evaluate the Committee’s and individual members’ performance at least annually

Amended: August 16, 2006

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SWS Group, Inc.	ANNUAL MEETING
November 30, 2006

PROXY

The undersigned hereby (i) acknowledges receipt of the Notice of Annual Meeting of Stockholders dated October 18, 2006 of SWS Group, Inc. (the “Company”) to be held in the Grand Ballroom at the Adolphus Hotel, 1321 Commerce Street, Dallas, Texas 75202 at noon, local time, on Thursday, November 30, 2006; and (ii) appoints Don A. Buchholz and Donald W. Hultgren, or either of them, with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of common stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at the meeting and at any adjournment thereof, and the undersigned directs that the shares represented by this Proxy be voted as shown on the reverse side of this card.

Dated:________________________________________, 2006

(Sign Here)

(Print Name and Title, if applicable)

Please date this Proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, this Proxy should be signed by a duly authorized officer. If executed by a partnership, this Proxy should be signed by a duly authorized person. Please date, sign and mail this Proxy in the enclosed envelope. No postage is required.

SWS Group, Inc.	ANNUAL MEETING	Continued from other side
November 30, 2006

The shares represented by this Proxy, when properly executed, will be voted in the manner described herein by the above executing stockholder.

PROXY

1.	The election of the following persons to serve on the Board of Directors:

Don A. Buchholz	☐ FOR	☐ WITHHOLD AUTHORITY
Donald W. Hultgren	☐ FOR	☐ WITHHOLD AUTHORITY
Brodie L. Cobb	☐ FOR	☐ WITHHOLD AUTHORITY
Larry A. Jobe	☐ FOR	☐ WITHHOLD AUTHORITY
Dr. R. Jan LeCroy	☐ FOR	☐ WITHHOLD AUTHORITY
Frederick R. Meyer	☐ FOR	☐ WITHHOLD AUTHORITY
Dr. Mike Moses	☐ FOR	☐ WITHHOLD AUTHORITY
Jon L. Mosle, Jr.	☐ FOR	☐ WITHHOLD AUTHORITY

2.	In the discretion of the proxy holders on any other matter that may properly come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE,

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

The above signed stockholder hereby revokes any proxy or proxies heretofore given to vote or act with respect to such common stock and hereby ratifies and confirms all that the proxies appointed herein, their substitutes, or any of them, may lawfully do by virtue hereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

☐ I PLAN TO ATTEND THE ANNUAL MEETING AND LUNCHEON